UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 17, 2018

TPG PACE ENERGY HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38083	81-5365682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Commerce Street, Suite 3300

Fort Worth, Texas 76102

(Address of principal executive offices, including zip code)

(212) 405-8458

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On July 17, 2018, TPG Pace Energy Holdings Corp., a Delaware corporation (the “Company”), held a special meeting in lieu of its 2018 annual meeting of stockholders at the offices of Vinson & Elkins, L.L.P., located at 666 Fifth Avenue, 26th Floor, New York, NY 10103, at 9:00 a.m. Eastern Time (the “Special Meeting”). Present at the Special Meeting were holders of 73,711,540 shares of voting capital stock in person or by proxy, representing 90.72% of the voting capital stock as of June 25, 2018, the record date for the Special Meeting, and constituting a quorum for the transaction of business.

The stockholders of the Company voted on the following items at the Special Meeting; each matter is described in more detail in the proxy statement relating to the Special Meeting:

1.	To approve and adopt certain business combination agreements and transactions contemplated thereby, dated as of March 20, 2018, as amended from time to time (the “Business Combination Agreements”), by and among the Company, TPG Pace Energy Parent LLC, a Delaware limited liability company and direct wholly owned subsidiary of the Company, and certain investment funds affiliated with EnerVest, Ltd. (the “Business Combination Proposal”);

2.	To consider and act upon six (6) separate proposals to amend the Company’s amended and restated certificate of incorporation to:

•	create a new class of capital stock designated as Class B Common Stock, par value $0.0001 per share (“Class B Common Stock”) (the “Class B Charter Proposal”);

•	increase the number of authorized shares of the Company’s Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), from 200,000,000 shares to 1,300,000,000 shares (the “Authorized Share Charter Proposal”);

•	change the term of office of members of the Company’s board of directors from a two (2) year term to a one (1) year term (the “Director Term Charter Proposal”);

•	provide for the ability of the Company’s stockholders to act by written consent if certain conditions are met (the “Written Consent Charter Proposal”);

•	adopt Delaware as the exclusive forum for certain stockholder litigation (the “Exclusive Forum Charter Proposal”); and

•	eliminate provisions in relating to the Company’s initial business combination that will no longer be applicable following the closing of the Company’s business combination, change the post-combination company’s name to “Magnolia Oil & Gas Corporation” and make certain other changes that the Company’s Board deems appropriate for a public operating company (the “Additional Charter Proposal”);

3.	To consider and vote upon a proposal to approve, for purposes of complying with Rule 312.03 of the New York Stock Exchange Listed Company Manual, (i) the issuance of certain classes of shares of common stock pursuant to the Business Combination Agreements, (ii) the issuance of Class A Common Stock in a private placement to certain qualified institutional buyers and accredited investors, (iii) the issuance of up to 4,000,000 shares of Class A Common Stock pursuant to the terms of a non-competition agreement between the Company and EnerVest, Ltd., and (iv) the potential change of control of the Company in connection with the foregoing issuances of common stock (the “NYSE Proposal”);

4.	Solely with respect to holders the Company’s Class F Common Stock, par value $0.0001 per share (“Class F Common Stock”), to consider and vote upon a proposal to elect seven (7) directors to serve until the 2019 annual meeting of stockholders and until their respective successors are duly elected and qualified, subject to such directors’ earlier death, resignation, retirement, disqualification or removal (the “Director Election Proposal”);

5.	To consider and vote upon a proposal to approve and adopt the Magnolia Oil & Gas Corporation Long-Term Incentive Plan (the “LTIP”) and material terms thereunder (the “LTIP Proposal”); and

6.	To consider and vote upon a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Charter Proposals, the NYSE Proposal, the Director Election Proposal or the LTIP Proposal (the “Adjournment Proposal”).

The voting results for each of these proposals are set forth below.

The number of shares of the Company’s Class A Common Stock presented for redemption in connection with the Special Meeting was 900.

1.	Approval of the Business Combination Proposal

Votes For	Votes Against	Votes Withheld	Abstentions	Broker Non-Votes
73,708,017	1,300	0	2,223	0

Based on the votes set forth above, the stockholders (i) approved and adopted the Business Combination Agreements and (ii) approved the Business Combination Proposal.

2.	Approval of the Class B Charter Proposal

Votes For	Votes Against	Votes Withheld	Abstentions	Broker Non-Votes
71,412,186	2,294,431	0	4,923	0

Based on the votes set forth above, the stockholders ratified the amendment of the Company’s amended and restated certificate of incorporation to create a new class of capital stock designated as Class B Common Stock, par value $0.0001 per share.

3.	Approval of the Authorized Share Charter Proposal

Votes For	Votes Against	Votes Withheld	Abstentions	Broker Non-Votes
71,428,528	2,279,814	0	3,198	0

Based on the votes set forth above, the stockholders ratified the amendment of the Company’s amended and restated certificate of incorporation to increase the number of authorized shares of the Company’s Class A Common Stock, par value $0.0001 per share, from 200,000,000 shares to 1,300,000,000 shares.

4.	Approval of the Director Term Charter Proposal

Votes For	Votes Against	Votes Withheld	Abstentions	Broker Non-Votes
73,706,263	1,554	0	3,723	0

Based on the votes set forth above, the stockholders ratified the amendment of the Company’s amended and restated certificate of incorporation to change the term of office of members of the Company’s board of directors from a two (2) year term to a one (1) year term.

5.	Approval of the Written Consent Charter Proposal

Votes For	Votes Against	Votes Withheld	Abstentions	Broker Non-Votes
63,066,846	10,641,696	0	2,998	0

Based on the votes set forth above, the stockholders ratified the amendment of the Company’s amended and restated certificate of incorporation to provide for the ability of the Company’s stockholders to act by written consent if certain conditions are met.

6.	Approval of the Exclusive Forum Charter Proposal

Votes For	Votes Against	Votes Withheld	Abstentions	Broker Non-Votes
67,169,638	6,538,914	0	2,988	0

Based on the votes set forth above, the stockholders ratified the amendment of the Company’s amended and restated certificate of incorporation to adopt Delaware as the exclusive forum for certain stockholder litigation.

7.	Approval of the Additional Charter Proposal

Votes For	Votes Against	Votes Withheld	Abstentions	Broker Non-Votes
66,219,044	7,489,783	0	2,713	0

Based on the votes set forth above, the stockholders ratified the amendment of the Company’s amended and restated certificate of incorporation to eliminate provisions in relating to the Company’s initial business combination that will no longer be applicable following the closing of the Company’s business combination, change the post-combination company’s name to “Magnolia Oil & Gas Corporation” and make certain other changes that the Company’s Board deems appropriate for a public operating company.

8.	Approval of the NYSE Proposal

Votes For	Votes Against	Votes Withheld	Abstentions	Broker Non-Votes
73,705,042	2,675	0	3,823	0

Based on the votes set forth above, the stockholders approved the (i) the issuance of certain classes of shares of common stock pursuant to the Business Combination Agreements, (ii) the issuance of Class A Common Stock in a private placement to certain qualified institutional buyers and accredited investors, (iii) the issuance of up to 4,000,000 shares of Class A Common Stock pursuant to the terms of a non-competition agreement between the Company and EnerVest, Ltd., and (iv) the potential change of control of the Company in connection with the foregoing issuances of common stock.

9.	Approval of the Director Election Proposal

Director	Votes For	Votes Against	Votes Withheld	Abstentions	Broker Non-Votes

Stephen Chazen	16,250,000	0	0	0	0

Arcilia Acosta	16,250,000	0	0	0	0

David Bonderman	16,250,000	0	0	0	0

Edward Djerejian	16,250,000	0	0	0	0

Chad Leat	16,250,000	0	0	0	0

Michael MacDougall	16,250,000	0	0	0	0

Dan F. Smith	16,250,000	0	0	0	0

Based on the votes of only the holders of the Company’s Class F Common Stock set forth above, each director nominee was duly elected to serve until the 2019 annual meeting of stockholders and until their respective successors are duly elected and qualified, subject to such directors’ earlier death, resignation, retirement, disqualification or removal.

10.	Approval of the LTIP Proposal

Votes For	Votes Against	Votes Withheld	Abstentions	Broker Non-Votes
68,237,959	5,470,868	0	2,713	0

Based on the votes set forth above, the stockholders approved the Magnolia Oil & Gas Corporation Long-Term Incentive Plan and the material terms thereunder.

11.	Approval of the Adjournment Proposal

Votes For	Votes Against	Votes Withheld	Abstentions	Broker Non-Votes
68,466,187	5,242,630	0	2,723	0

Based on the votes set forth above, the stockholders ratified the decision to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Charter Proposals, the NYSE Proposal, the Director Election Proposal or the LTIP Proposal.

Item 7.01	Regulation FD Disclosure

On July 17, 2018, TPGE issued a press release announcing the results of the special meeting and that it will have in excess of $655 million in its trust account from its May 2017 initial public offering as well as the $355 million raised in a March 2018 private placement to complete the business combination. The press release attached as Exhibit 99.1 is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibit is filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Press release, dated July 17, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPG Pace Energy Holdings Corp.

Date: July 17, 2018	By:	/s/ Stephen Chazen
	Name:	Stephen Chazen
	Title:	President and Chief Executive Officer